UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2022

_________________________________________________________
Barings Capital Investment Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-01348	85-0654007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class            Trading Symbol            Name of Each Exchange on Which Registered
None                 N/A                    N/A        _________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 9, 2022, Jonathan Bock notified Barings Capital Investment Corporation (the “Company”) that he will step down as the Company’s Chief Financial Officer, effective as of the close of business on December 16, 2022, to pursue other business opportunities. Mr. Bock’s resignation is not a result of any disagreement with the Company on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices.
On December 14, 2022, the Company’s Board of Directors appointed Jonathan Landsberg as Chief Financial Officer of the Company, effective as of the close of business on December 16, 2022.
Mr. Landsberg, 38, has served as the Company’s Head of Investor Relations and Treasurer since November 2020 and August 2021, respectively. He also serves as Chief Financial Officer of Barings BDC, Inc. and Chief Financial Officer and Treasurer of Barings Private Credit Corporation. Additionally, Mr. Landsberg is a Vice President of Barings Corporate Investors and Barings Participation Investors. Mr. Landsberg has roles with several BDC-affiliated joint ventures, including as Principal of Jocassee Partners LLC, and a Board member of Banff Partners LP, Thompson Rivers LLC, and Waccamaw River LLC. Mr. Landsberg has worked in the industry since 2006. Prior to joining Barings LLC in 2018, Mr. Landsberg was a Fixed Income Research Analyst at Wells Fargo Securities, covering the bank and specialty finance sectors. Before Wells Fargo, he spent eight years at Merrill Lynch/Bank of America in roles across debt origination and syndicated lending. Mr. Landsberg holds B.A. degrees in Engineering Sciences and Economics from Dartmouth College and is a member of the CFA Institute.
There is no arrangement or understanding between Mr. Landsberg and any other person pursuant to which he was appointed as Chief Financial Officer. Further, with regard to Mr. Landsberg, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Capital Investment Corporation

Date: December 15, 2022	By:	/s/ Jill Dinerman
Jill Dinerman
Chief Legal Officer